UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland		1180
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the successful emergence from chapter 11 bankruptcy proceedings by Garrett Motion Inc. and certain of its affiliates (the “Company”), the Company has determined that Peter Bracke, the Company’s Chief Transformation Officer and a named executive officer, will cease serving in his role as Chief Transformation Officer as of June 1, 2021 and will terminate employment with the Company on November 30, 2021 (the “Termination Date”), pursuant to a Notice of Termination delivered by the Company to Mr. Bracke, dated May 31, 2021 and filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein (the “Termination Notice”).

In connection with Mr. Bracke’s termination of employment, on June 1, 2021, Garrett Motion Sàrl and Mr. Bracke entered into a Settlement Agreement, filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated by reference herein (the “Settlement Agreement”) pursuant to which Mr. Bracke will continue to receive his current salary and benefits, including his current cash allowance for personal automobile-related expenses under the Company’s policy for executives, until the Termination Date, and the Company will pay Mr. Bracke a severance payment in the amount of 1,200,000 Swiss Francs (the “Termination Payment”), which will be paid within 45 days after the Termination Date and was calculated in accordance with the terms of the Company’s Severance Plan for Designated Officers upon a termination of employment without “cause.” Mr. Bracke’s receipt of the Termination Payment and the other benefits set forth in the Settlement Agreement is subject to his compliance with the noncompetition, nonsolicitation, nondisparagement and confidentiality obligations set forth in the Settlement Agreement. Mr. Bracke will also participate in a six month outplacement program provided by the Company’s selected outplacement services provider.

The payments and benefits described herein do not purport to be complete descriptions of the Termination Notice or Settlement Agreement or of the provisions summarized herein and are qualified in their entirety by reference to the actual text of the Termination Notice and Settlement Agreement, which are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Notice of Termination, dated May 31, 2021

10.2	Settlement Agreement between Garrett Motion Sàrl and Peter Bracke, dated as of June 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary